UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 8, 2009
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(480) 967-5146

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (e) On April 8, 2009, the Compensation and Options Committee of the Board of Directors of Amtech Systems, Inc. (the “Company”) and the Board of Directors approved a reduction of the base salary paid to the Company’s executive officers as proposed by the Company’s executive officers.

     The Board approved a salary decrease for Jong S. Whang, the Company’s Chairman of the Board, Chief Executive Officer and President, from $350,000 to $315,000, a salary decrease for Bradley C. Anderson, the Company’s Vice President—Finance and Chief Financial Officer, from $245,000 to $220,500, and a salary decrease for Robert T. Hass, the Company’s Chief Accounting Officer, from $148,000 to $133,200.

     Each of the salary decreases are effective as of April 1, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: April 8, 2009	By:	/s/ Bradley C. Anderson
		Name:	Bradley C. Anderson
		Title:	Vice President—Finance and Chief Financial Officer